Adirondack Small Cap Fund (ADKSX)

LIPPER FUND AWARDS 2011 UNITED STATES

Data as of February 29, 2012 *Ranked best out of 196 Small Cap Value Funds for the 3 year period ending 12/31/10*

Key Fund Facts

Ticker	**ADKSX**
Inception Date	**April 6, 2005**
Fund Assets	**$87.5 M**
Number of Holdings	**76**
Cusip	**00688P103**
NAV	**$15.35**
Investment Style	**Small Value**

Expenses

Gross Expense Ratio	**1.66%**
Net Expense Ratio* (Includes waivers)	**1.48%**
12b-1 Distribution Fees	**None**
Sales Load	**None**
Redemption Fees (On shares held for less than 30 days)	**1.00%**

* The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.48% until July 31, 2012, subject to termination by the Fund on 60 days' written notice.

Investment Minimums

Regular Account	**$3,000**
Automatic Reinvestment	**$50**
IRA Account	**$1,000**

Fund Managers	**Start Date**
Matthew P. Reiner	**04/06/2005**
Gregory Roeder	**04/06/2005**

Top Ten Holdings (& of net assets)

Knight Capital Group	**2.4%**
Genworth Financial, Inc.	**2.4%**
Winn-Dixie Stores, Inc.	**2.3%**
Coca-Cola Bottling Co.	**2.2%**
CTS Corp	**2.1%**
Callaway Golf Company	**2.1%**
Journal Communications, Inc	**2.1%**
FirstMerit Corp	**2.0%**
Owens & Minor Inc	**1.9%**
Smart Balance, Inc	**1.9%**
Total % of portfolio	**21.4%**

Investment Philosophy

At the Adirondack Small Cap Fund (ADKSX), we incorporate independent thinking, patience, and strict value criteria to choose companies as investments in the Fund. We use a "middle-down" research approach which identifies attractive industries for investment, eventually paring down to the few companies in those industries that make attractive additions to the Fund.

Generally, we look for certain characteristics:

Companies that are out of favor: These are companies not followed by "Wall Street" or industries that are in transition.

Companies in sectors with encouraging trends: These may be companies where balance sheets are improving and cash flows are strengthening.

Companies with improving competitive positions: These could be companies with exciting new products or decreased competitive pressures.

Companies that manage assets wisely: These are companies that have a history of smart acquisitions, sensible share buybacks, debt reduction, or have insiders buying shares along with us.

Performance Summary (as of February 29, 2012)

	YTD Return	One Year Return	3 Year Return Annualized	5 Year Return Annualized	Annualized Return Inception*
Adirondack Small Cap Fund (ADKSX)	10.8%	(2.6%)	39.6%	5.1%	8.5%
Russell 2000® Value Index	8.2%	(2.7%)	27.6%	(0.4%)	4.1%
Small Cap Value Peer Group**	9.9%	(1.0%)	30.8%	1.5%	N/A

* Inception date 4/6/2005

** According to Lipper Research

The Fund commenced operation on April 6, 2005. This data reflects past performance. Total return measures aggregate change. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks, charges and expenses of The Adirondack Small Cap Fund before investing. For a prospectus containing details on risks, fees and expenses, please call 1-888-686-2729. Read it carefully before you invest. Current performance may be lower or higher than the performance data quoted.

Adirondack Research & Management, Inc.
2390 Western Avenue (CMFox Building)
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack SMALL CAP FUND